STOCK-BASED COMPENSATION	3 Months Ended
Mar. 31, 2021
Share-based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
In 2009, the Company adopted the 2009 Stock Plan (the “Plan”). The Plan provides for the granting of incentive stock options (ISOs), nonqualified stock options (NSOs), stock bonuses, and rights to acquire restricted stock to employees, directors and consultants. The Company has reserved 55,305,506 shares of common stock for issuance under the Plan.
Under the Plan, the exercise price of an option cannot be less than 100% of the fair value of one share of common stock for incentive or non-qualified stock options, and not less than 110% of the fair value for stockholders owning greater than 10% of all classes of stock, as determined by the Board. Options under the Plan generally expire after ten years. Under the Plan, the Board determines when the options granted will become exercisable. Options granted under the Plan generally vest 1/4 one year from the grant date and then 1/48 each month over the following three years and are exercisable for up to 10 years after the date of the grant. The Plan allows for exercise of unvested options with repurchase rights over the restricted common stock issued at the original exercise price. The repurchase rights lapse at the same rate as the options vest.
A summary of activity under the Plan is as follows:

	Options Available for Grant	Number of Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in thousands)
Balances as of December 31, 2020	11,048	51,379,939	$0.56	7.21	$46,516
Options granted	(18,335)	18,335	3.47
Options exercised		(6,465,857)	0.43
Options forfeited	18,335	(18,335)	0.51
Balances as of March 31, 2021	11,048	44,914,082	$0.58	7.05	$202,792
Options vested and exercisable — March 31, 2021		32,204,617	$0.46	6.30	$149,536
The weighted-average grant date fair value of stock options granted to employees was $2.24 during the three months ended March 31, 2021. There were no stock options granted during the three months ended March 31, 2020. The intrinsic value of options exercised were $30.2 million and less than $0.1 million during the three months ended March 31, 2021 and 2020, respectively.
Stock-Based Compensation
The following table summarizes stock-based compensation expense recorded in each component of operating expenses in the Company’s consolidated statements of operations and comprehensive loss (in thousands):

	Three Months Ended March 31,
	2021	2020
Sales and marketing	$84	$63
Research and development	155	167
General and administrative	521	226
Total stock-based compensation expense	$760	$456
As of March 31, 2021, the Company had approximately $3.5 million of remaining unrecognized stock-based compensation expense, which is expected to be recognized over a weighted average period of 2.2 years.